Exhibit 10.73

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Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

01 October, 2010	CONFIDENTIAL	LEC-LTR-16599-V3.0

This amendment (“Amendment Two”) is effective from the 5 day of Oct 2010 (“Effective Date”)

BETWEEN

ARM LIMITED whose registered office is situated at 110 Fulbourn Road, Cambridge CB1 9NJ, England (“ARM”);

and

APPLIED MICRO CIRCUITS CORPORATION whose principal place of business is situated at 215 Moffett Park Drive, Sunnyvale, CA 94089 (“AMCC”).

WHEREAS

A.	This Amendment Two refers to and amends the terms and conditions of the Annex 1 for the ARM v8-A Architecture, document number LEC-ANX-02052 effective July 14, 2010 between ARM and AMCC, as amended by Amendment One effective August 17, 2010 (the “ARM v8 Annex”), which forms part of and is incorporated into the Technology License Agreement document number LEC-TLA-00606 entered into between the parties on March 31, 2009, as amended (the “TLA”).

B.	The parties wish to add certain ARMv7 architecture deliverables to the ARM v8 Annex.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby agree as follows:

1.	All definitions contained in the ARM v8 Annex and TLA shall have the same meanings and apply to this Amendment Two.

2.	In Section 1 Subsection 2 of the ARM v8 Annex, add the following new deliverables to Part B:

PART B ARCHITECTURE VALIDATION

Part Number	Description	Disclosure Rights	Delivery Date
[…***…]	[…***…]

		[…***…]	[…***…]

[…***…]	[…***…]

		[…***…]	[…***…]

[…***…]	[…***…]

		[…***…]	[…***…]

[…***…]	[…***…]

		[…***…]	[…***…]

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Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

01 October, 2010	CONFIDENTIAL	LEC-LTR-16599-V3.0

[…***…]	[…***…]

		[…***…]	[…***…]

(*)	solely to the Designer identified as Veloce Technologies, Inc. Disclosure of the AVS is not permitted to any other Designer or third party.

1.	In Section 2 of the ARM v8 Annex, revise Clause 16 by replacing the period at the end of subsection (viii) with “; and” and adding the following new subsection (ix):

[…***…]

2.	In Section 2 of the ARM v8 Annex, revise Clause A.21 by adding “and Section 1 Subsection 2 Part B” after the words “Section 1 Subsection 1 Part B”.

3.	In Section 2 of the ARM v8 Annex, add the following new Clause A.46:

A.46 […***…]

4.	In Section 2 of the ARM v8 Annex, the last two sentences of Clause B.2 (“License Restrictions”) are deleted and replaced in their entirety with the following:

[…***…]LICENSEE shall discontinue any and all use of the ARM v7 AVS, and destroy all copies of the ARMv7 AVS in its possession, no later than the first anniversary of the Effective Date of Amendment Two.”

5.	Add the following new Clause L to the ARM v8 Annex:

L.	Separate Files

L.1	The ARMv7 AVS is supplied with, and uses, third party software or materials which are identified in Section 11 and which are governed by their own separate licence agreements (together “Separate Files”). LICENSEE hereby agrees that in respect of any use of the Separate Files LICENSEE shall comply with the terms and conditions which relate to the relevant Separate Files.

L.2	The Separate Files are provided “AS IS” and ARM expressly disclaims all representations, warranties, conditions or other terms, express or implied, including without limitation the implied warranties of non- infringement, satisfactory quality, and fitness for a particular purpose. The provisions of Clauses 7, 10.2, 11.1 and 12 of the TLA shall not apply to the Separate Files.

6.	Add the following new Section 11 to the ARM v8 Annex:

SECTION 11 – SEPARATE FILES AND APPLICABLE THIRD PARTY TERMS

[…***…]

*	To the extent ARM is obliged to do so, ARM hereby offers to supply the files in source code form, subject to the terms of the GNU Lesser General Public Licence, upon request. This offer is valid for […***…] from the date of your acceptance of this Licence.

7.	Except as specifically modified herein, all the terms and conditions of the ARM v8 Annex shall remain in full force and effect.

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Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

01 October, 2010	CONFIDENTIAL	LEC-LTR-16599-V3.0

IN WITNESS WHEREOF the parties have caused this Amendment Two to be executed by their duly authorized representative:

ARM LIMITED		APPLIED MICRO CIRCUITS CORPORATION

BY	/s/	BY	/s/

NAME	Philip David	NAME	[…***…]

TITLE	General Counsel	TITLE	[…***…]

DATE	06/10/2010	DATE	10/01/10

AP/MH	Page 3 of 3	ARM /AMCC